EXHIBIT 21A


     - - - - - -- - - - Detach and Mail Bottom Portion - - - - - - - - - - - -

                                [GRAPHIC OMITTED]

PROXY FORM                                                          PROXY FORM

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
                 FOR ANNUAL MEETING OF STOCKHOLDERS MAY 27, 1998

The undersigned hereby appoints A. W. DAHLBERG and W. L. WESTBROOK, or either of them, proxies with full power of substitution in each, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of THE SOUTHERN COMPANY, to be held at the Mobile Convention Center, One South Water Street, Mobile, Alabama at 10:00 a.m. (CDT), and any adjournments thereof, on all matters legally coming before the meeting including, without limitation, the proposal listed on the reverse side hereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE.

Please date, sign exactly as your name appears on the form, and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

                Continued and to be voted and signed on reverse.

[GRAPHIC OMITTED]                 VOTE BY TELEPHONE OR INTERNET
                                  Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. If you wish, you may still vote by mail.

                                  VOTE BY PHONE: TOLL-FREE
                                  1-888-457-2963
                                  Call from a U.S. touch-tone phone ANYTIME.
                                  There is NO charge for this call. You will be asked to enter the 10 digit control number located to the left of these instructions. This is a free call.

                                  OPTION A: To vote as the Board of Directors recommends, Press 1. When asked, confirm your vote by pressing 1.

                                  OPTION B: To vote on each item
                                  separately, press 0.  To vote FOR ALL
                                  nominees, press 1;  to WITHHOLD FOR ALL
                                  nominees, press 9; to withhold on an
                                  individual nominee,  please mark your
                                  card accordingly and vote by mail.

                                  Free Phone Call: 1-888-457-2963
                                         * ANYTIME *


                                  VOTE BY INTERNET:  The Web address is:
                                  http://south.proxyvoting.com

                                  VOTE BY MAIL:  Mark, sign, date, and forward
 CONTROL NUMBER:                  bottom portion in postage-paid envelope
----------------                  provided.
----------------



If you vote by phone or vote using the Internet, please do not mail your proxy.

 FOLD AND DETACH HERE      THANK YOU FOR VOTING         FOLD AND DETACH HERE
-----------------------------------------------------------------------------

   UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

The Board of Directors recommends a vote "FOR" item 1.

1. ELECTION OF DIRECTORS: J. C. Adams, A. D. Correll, A. W. Dahlberg, P. J. DeNicola, J. Edwards, H. A. Franklin, B. S. Gordon, L. G. Hardman III,
      E. B. Harris, Z. T. Pate, W. J. Rushton III, G. M. Shatto, G. J. St. Pe,
      H. Stockham.



         ( ) FOR                     ( ) WITHHOLD                (INSTRUCTIONS:  To withhold authority to vote for any individual
     all nominees, listed above      authority to vote for all   nominees, write that nominee's name in the space provided below.)
     (except as marked to the        nominees listed above.
     contrary to the right).                                     ________________________________________________________________






                                        ( )  Mark here if attending annual meeting.

                                        ( )  Mark here to suspend mailing of future Annual Reports on this account.

Signature(s) ____________________________________

             ____________________________________

Date _____________ , 1998

                       EXPANATION OF DIFFERENCES BETWEEN
                  CIRCULATED DOCUMENT AND ELECTRONIC DOCUMENT

Form of Proxy

1. The circulated document includes a map with directions to the annual meeting site.